                                                                    EXHIBIT 10.3

                               WAIVER AND CONSENT

      This Waiver and Consent ("Agreement") dated as of December 29, 2004 ("Effective Date") is among Mariner Energy, Inc., a Delaware corporation (the "Borrower"), Mariner Holdings, Inc. and Mariner Energy, LLC, the Lenders (as defined below), and Union Bank of California, N.A., as administrative agent for such Lenders (in such capacity, the "Administrative Agent") and as issuing lender for such Lenders (in such capacity, the "Issuing Lender").

                                    RECITALS

      A. The Borrower, the Lenders, Issuing Lender and the Administrative Agent are parties to the Credit Agreement dated as of March 2, 2004, as amended by that certain Amendment No. 1 and Assignment Agreement dated as of July 14, 2004 (as so amended, the "Credit Agreement").

      B. On May 10, 2004 the Borrower acquired a 51% interest in an approximately 29 mile flowline from MEGS, LLC an affiliate of Enron Corp. (such acquisition, the "MEGS Acquisition") as more particularly described in that certain Purchase and Sale Agreement dated as of April 28, 2004 by and among MEGS, LLC, W & T Offshore, Inc. and the Borrower ("MEGS Acquisition Agreement").

      C. On August 5, 2004 the Borrower acquired six offshore blocks in the Gulf of Mexico from Juniper Energy L.P., an affiliate of Enron Corp. (such acquisition, the "Juniper Acquisition") as more particularly described in that certain Purchase and Sale Agreement dated as of August 5, 2004 by and between Juniper Energy L.P. and the Borrower ("Juniper Acquisition Agreement").

      D. At the request of the Borrower, the Administrative Agent and the Lenders wish to, subject to the terms and conditions of this Agreement, provide for a waiver of the Defaults and Events of Default (each as defined in the Credit Agreement) existing as a result of the MEGS Acquisition and the Juniper Acquisition (collectively, the "Acquisitions").

      E. Furthermore, the Borrower wishes to create two new subsidiaries and transfer certain assets described in Schedule A attached hereto (the "Texas Assets") to one of such subsidiaries in the manner described in said Schedule A.

      F. At the request of the Borrower, the Administrative Agent and the Lenders wish to, subject to the terms and conditions of this Agreement, consent to (i) the creation of such new subsidiaries, (ii) such transfer of the Texas Assets and (iii) the amendment and restatement of the Borrower's bylaws in the form attached as Exhibit A to this Agreement (the "Amended and Restated Bylaws").

      THEREFORE, the Borrower, the Lenders, the Issuing Lender and the Administrative Agent hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      SECTION 1.01 TERMS DEFINED ABOVE. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

      SECTION 1.02 TERMS DEFINED IN THE CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      SECTION 1.03 OTHER DEFINITIONAL PROVISIONS. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

                                   ARTICLE II.
                               WAIVER AND CONSENT

      SECTION 2.01 WAIVER. The Borrower hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the "Waiver Defaults"):
(a) the Borrower's violation of Section 6.22 of the Credit Agreement as a result of the entering into the MEGS Acquisition Agreement and the consummation of the MEGS Acquisition without the prior written consent of the Required Lenders, and
(b) the Borrower's violation of Section 6.22 of the Credit Agreement as a result of the entering into the Juniper Acquisition Agreement and the consummation of the Juniper Acquisition without the prior written consent of the Required Lenders. Subject to the terms of this Agreement, the Lenders hereby waive the Waiver Defaults.

      SECTION 2.02 CONSENTS. Subject to the terms of this Agreement, the Lenders also hereby consent to (a) the Borrower creating a new wholly-owned subsidiary that will be a Delaware limited liability company ("Delaware LLC"), (b) the Borrower and such newly formed Delaware LLC creating a new subsidiary that will be Delaware limited partnership ("Delaware LP") and of which the Delaware LLC will hold the 99% limited partner interest and the Borrower will hold the 1% general partner interest, (c) the transfer of the Texas Assets as

                                       2-
detailed in Schedule A as contribution from the Borrower to the Delaware LP, (d) the initial contribution of cash equity from the Borrower to the Delaware LLC, and (e) the initial contribution of cash equity from the Delaware LLC to the Delaware LP. The Administrative Agent hereby consents to the amendment to the Borrower's bylaws as set forth in the Amended and Restated Bylaws. Each of the Lenders hereby acknowledges and agrees to such consent by the Administrative Agent. The consents by the Lenders and by the Administrative described in this
Section 2.02 are collectively referred to herein as the "Consents."

      SECTION 2.03 ACKNOWLEDGMENT AND AGREEMENT. The waiver and consents by the Lenders described in the preceding Section 2.01 and 2.02 are contingent upon the satisfaction of the conditions precedent set forth below and are strictly limited to the Waiver Defaults and the Consents to the extent described herein. Nothing contained herein shall be construed to be a consent to or a permanent waiver of the Sections covered by the Waiver Defaults or the Consents or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document. The descriptions herein of the Waiver Defaults and the Consents are based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders to give notice to the Borrower or the Guarantors of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof. The Borrower hereby agrees and acknowledges that the Lenders require and will require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action regarding any Default or Event of Default is intended to be or shall be a waiver thereof.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants that: (a) the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranties, and each of the other Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to the Acquisitions and after giving effect to the terms of this Agreement, as though made on and as of such date, except those representations and warranties that speak of a certain date, which representations and warranties were true and correct as of such date; (b) after giving effect to the terms of this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower's obligations under the Loan Documents; and (g) the Amended and Restated Bylaws attached as Exhibit A hereto is the true, correct and complete copy of the

                                       3-
bylaws of the Borrower, and the same has not been amended, supplemented, or otherwise modified and remains in full force and effect as of the date hereof.

                                   ARTICLE IV.
                                   CONDITIONS

      This Agreement and the waiver and consents contained herein shall become effective and enforceable against the parties hereto upon the occurrence of the following conditions precedent on or before the Effective Date:

      SECTION 4.01 DOCUMENTS; CERTIFICATES. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

            (a) this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, and the Required Lenders,

            (b) amendments to existing Mortgages or new Mortgages and Security Agreements, in form and substance satisfactory to the Administrative Agent, covering the assets acquired under the Acquisitions,

            (c) a supplement to the Pledge Agreement dated as of March 2, 2004 made by the Borrower and the Delaware LLC in form and substance satisfactory to the Administrative Agent and covering the equity interest to be held by the Borrower in the Delaware LLC and the Delaware LP and the equity interest to be held by the Delaware LLC in the Delaware LP,

            (d) a supplement to the Security Agreement dated as of March 2, 2004 made by the Delaware LLC and the Delaware LP in form and substance satisfactory to the Administrative Agent and covering certain personal property assets of the Delaware LLC and Delaware LP,

            (e) a new Mortgage executed by the Delaware LP in form and substance satisfactory to the Administrative Agent and covering the Texas Assets that are to be contributed by the Borrower to the Delaware LP,

            (f) new Guaranties executed by the Delaware LLC and Delaware LP in form and substance satisfactory to the Administrative Agent,

            (g) a certificate of the secretary of the Borrower certifying:

            (i) the names and true signatures of officers of the Borrower and the Delaware LLC authorized to sign this Agreement, if applicable, and the other Loan Documents to be executed by the Borrower, the Delaware LP or the Delaware LLC in connection herewith,

            (ii) true, correct and complete copies of (A) the resolutions of the board of directors of the Borrower, on behalf of the Borrower for itself and as the sole member of the Delaware LLC and as the sole general partner of the Delaware LP, authorizing and approving the execution, delivery and performance of this Agreement and the other Loan

                                       4-

      Documents delivered in connection herewith, (B) the certificate of formation of Delaware LLC, (C) the limited liability agreement and all other governing documents of Delaware LLC, (D) the certificate of limited partnership of Delaware LP, (E) the limited partnership agreement and other governing documents of Delaware LP, (F) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents delivered in connection herewith,
      (G) certificates of good standing and existence for Delaware LLC and Delaware LP from the State of Delaware and, with respect to the Delaware LP only, the State of Texas, and any other state in which foreign qualification thereof is necessary or desirable, and (H) purchase and sale agreements, bills of sale, assignments and all other documents, instruments, and agreements evidencing or effecting the transfer of the Texas Assets from the Borrower to the Delaware LP (the "Texas Transfer Documents"), and

            (iii) that there are no material contracts, agreements, instruments, or documents binding on the Delaware LLC or Delaware LP or any of their respective properties other than the Loan Documents, the Texas Transfer Documents, and such other contracts, agreements, instruments, and documents that are listed in the Security Instruments affecting the Texas Assets and entered into prior to the date hereof or copies of which have been delivered to the Administrative Agent prior to the date hereof, and

            (h) such other instruments, documents and amendments or supplements to existing Security Instruments as the Administrative Agent may reasonably request.

      SECTION 4.02 NO DEFAULT. Other than the Waiver Defaults, no Default shall have occurred and be continuing as of the Effective Date.

      SECTION 4.03 REPRESENTATIONS. The representations and warranties in this Agreement shall be true and correct in all material respects.

      SECTION 4.04 FEES AND EXPENSES. The Borrower shall have paid to the Administrative Agent the fees and expenses payable to it pursuant to the Credit Agreement, including without limitation, all amounts previously invoiced and all amounts owing in respect of the preparation, and negotiation of this Agreement and the other related Loan Documents.

                                   ARTICLE V.
                                  MISCELLANEOUS

      SECTION 5.01 EFFECT ON LOAN DOCUMENTS; ACKNOWLEDGMENTS.

            (a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

            (b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents other than as expressly set forth above, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents other than as expressly set forth above, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or

                                       5-
any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, any Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

            (c) Each of the Borrower, Administrative Agent, Issuing Lender, and Lenders does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement or the waiver and consents granted hereunder.

            (d) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

      SECTION 5.02 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

      SECTION 5.03 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Lenders, the Borrower and the Administrative Agent hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      SECTION 5.04 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

      SECTION 5.05 GOVERNING LAW. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

      SECTION 5.06 ENTIRE AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

            THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                                       6-

      EXECUTED effective as of the date first above written.

                                           MARINER ENERGY, INC.

                                  By: /s/ Rick G. Lester
                                     ------------------------------------------
                                     Rick G. Lester
                                     Vice President and Chief Financial Officer

                                  MARINER ENERGY LLC

                                  By: /s/ Rick G. Lester
                                     ------------------------------------------
                                      Rick G. Lester
                                      Vice President and Chief Financial Officer

                                  MARINER HOLDINGS, INC.

                                  By: /s/ Rick G. Lester
                                     ------------------------------------------
                                     Rick G. Lester
                                     Vice President and Chief Financial Officer

                                  UNION BANK OF CALIFORNIA, N.A.,
                                  as Administrative Agent, as Issuing Lender, and as a Lender

                                  By: /s/ Damien Meiburger
                                     ------------------------------------------
                                     Damien Meiburger, Senior Vice President

                                  By: /s/ Ali Ahmed
                                     ------------------------------------------
                                  Name:   Ali Ahmed
                                  Title:  Vice President

                      Signature page to Waiver and Consent
                             (Mariner Energy, Inc.)

                                  BNP PARIBAS

                                  By: /s/ Polly Schott
                                     ------------------------------------------
                                  Name:   Polly Schott
                                  Title:  Vice President

                                  By: /s/ Gabe Ellisor
                                     ------------------------------------------
                                  Name:   Gabe Ellisor
                                  Title:  Vice President

                      Signature page to Waiver and Consent
                             (Mariner Energy, Inc.)

                                  JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA)

                                  By: /s/ Jo Linda Papadakis
                                     ------------------------------------------
                                  Name:   Jo Linda Papadakis
                                  Title:  Associate Director

                      Signature page to Waiver and Consent
                             (Mariner Energy, Inc.)

                                  SOUTHWEST BANK OF TEXAS, N.A.

                                  By: /s/ Kenneth R. Batson, III
                                     ------------------------------------------
                                  Name:   Kenneth R. Batson, III
                                  Title:  Vice President, Energy Lending

                      Signature page to Waiver and Consent
                             (Mariner Energy, Inc.)

                                          GUARANTY BANK

                                          By: /s/ Jonathan Gregory
                                              ----------------------------------
                                          Name:   Jonathan Gregory
                                          Title:  Senior Vice President

                      Signature page to Waiver and Consent
                             (Mariner Energy, Inc.)

                                      HARRIS NESBITT FINANCING, INC.

                                      By: /s/ James V. Ducote
                                          ----------------------------------
                                      Name:   James V. Ducote
                                      Title:  Vice President

                      Signature page to Waiver and Consent
                             (Mariner Energy, Inc.)

                                   SCHEDULE A

            to Waiver and Consent dated as of December 29, 2004 by and among Mariner Energy, Inc., Mariner Holdings, Inc. and Mariner Energy, LLC, the Lenders (as defined therein), and Union Bank of California, N.A., as administrative agent for such Lenders and as issuing lender for such Lenders

Mariner Energy, Inc. ("MEI") is transferring to Mariner Energy Texas L.P. ("Mariner Texas"), a Delaware limited partnership, all beneficial interests in oil and gas leases and other oil and gas assets located in the State of Texas now owned or hereafter acquired by MEI (the "Texas Assets"). MEI will be the sole general partner of Mariner Texas and will own a 1% general partnership interest in Mariner Texas. Mariner LP LLC ("Mariner LP"), a Delaware limited liability company and wholly owned subsidiary of MEI, will be the sole limited partner of Mariner Texas and will own a 99% limited partnership interest in Mariner Texas. A diagram of the proposed ownership structure is attached hereto as Attachment "1".

As owner of all beneficial interests in the Texas Assets, Mariner Texas will have the right to receive all revenues and proceeds and the obligation to pay all expenses and costs from the Texas Assets. If requested by Mariner Texas and after compliance with any limitations on assignment contained in any contract, agreement, governmental authorization or lease, MEI will convey title to the Texas Assets to Mariner Texas. The consent to which this Schedule is attached covers both the transfer of beneficial interests in the Texas Assets to Mariner Texas and, if requested by Mariner Texas, the conveyance of title to the Texas Assets to Mariner Texas.

                                   Schedule A